                                   Exhibit 99

                        Valuation and Qualifying Accounts



CONVERGENCE-COMMUNICATIONS,-INC.

SCHEDULE-II:--VALUATION-AND-QUALIFYING-ACCOUNTS

                                                                     Additions
                                                            ----------------------------
                                                Balance-at-     Charged-     Charged-         Deductions    Balance-at-
                                                 Beginning-     to-Cash-     to-Other                        End-of-
               Description                        of-Year         and         Accounts                          Year
                                                                Expenses
Year-ended-December 31, 2001:

Deducted-from-assets-accounts
Accounts-Receivable:
   Allowance                                   $ 1,225,627    $1,074,024                       $420,335     $1,879,316
Inventory:
   Reserve                                         214,654                                      211,654          3,000
Deferred-tax-assets:
   Valuation-allowance                          20,370,100                  $18,189,457                     38,559,557
Year-ended-December 31, 2000:

Deducted-from-assets-accounts
Accounts-Receivable:
   Allowance                                     $ 366,448    $1,387,255                       $528,076     $1,225,627
Inventory:
   Reserve                                         259,579                                       44,925        214,654
Deferred-tax-assets:
   Valuation-allowance                          10,096,368                  $10,273,732                     20,370,100

Year-ended-December 31, 1999:

Deducted-from-assets-accounts
Accounts-receivable:
   Allowance                                       328,283       363,005                        324,840        366,448
Inventory:
   Reserve                                         259,579                                                     259,579
Deferred-tax-assets:
   Valuation-allowance                           5,452,292                    4,644,076                     10,096,368

